Revenue and other operating income	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Revenue and other operating income
Revenue and other operating income

The Group has adopted IFRS 15 using the cumulative effect method (without practical expedients), with the effect of initially applying this standard recognized at the date of initial application (i.e. January 1, 2018). Accordingly, the information presented for 2017 has not been restated - i.e. it is presented, as previously reported, under IAS 18, IAS 11 and related interpretations (Note 1 - 2.(e).A).

In the following table, revenue is disaggregated by type of contract.

(in thousands of USD)	2018				2017
	Tankers	FSO	Less: Equity-accounted investees	Total	Tankers	FSO	Less: Equity-accounted investees	Total

Pool Revenue	277,394	—	—	277,394	249,334	—	(31)	249,303
Spot Voyages	247,392	—	—	247,392	145,360	—	—	145,360
Time Charters (Note 19)	75,238	49,155	(49,155)	75,238	118,705	59,513	(59,513)	118,705
Total revenue	600,024	49,155	(49,155)	600,024	513,399	59,513	(59,544)	513,368

Other operating income	4,775	72	(72)	4,775	4,902	234	(234)	4,902

For the accounting treatment of revenue, we refer to the accounting policies (o) - Revenue. Revenue from spot voyages falls within the scope of IFRS 15 'Revenue from Contracts with Customers'. Pool revenue and time charters are lease income in scope of IAS 17.

The increase in revenue is mostly related to the increase in pool and spot voyage revenue which is due to an increase in the fleet size as a consequence of the business combination with Gener8 Maritime Inc. (Note 24). This increase was partially offset by lower revenue from time charters due to unfavorable market conditions and a lower number of vessels on time charter.

Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage.